SEMIANNUAL REPORT
--------------------------------------------------------------------------------

                                [PHOTO OMITTED]

                                   Investors
                                     Trust

                                 June 30, 1998


                         [JHF LOGO] JOHN HANCOCK FUNDS
                                    A Global Investment Management Firm

                                    TRUSTEES
                            Edward J. Boudreau, Jr.
                              Dennis S. Aronowitz
                            Richard P. Chapman, Jr.*
                              William J. Cosgrove
                               Douglas M. Costle
                                Leland O. Erdahl
                               Richard A. Farrell
                                 Gail D. Fosler
                               William F. Glavin
                                Anne C. Hodsdon
                               Dr. John A. Moore
                             Patti McGill Peterson
                                 John W. Pratt*
                              Richard S. Scipione
                              Edward J. Spellman*
                        *Members of the Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                               Robert G. Freedman
                               Vice Chairman and
                            Chief Investment Officer
                                Anne C. Hodsdon
                     President and Chief Operating Officer
                                James B. Little
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                  Second Vice President and Compliance Officer

                                   CUSTODIAN
                         Investors Bank & Trust Company
                              200 Clarendon Street
                          Boston, Massachusetts 02116

                          TRANSFER AGENT and REGISTRAR
                       State Street Bank & Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                        Boston, Massachusetts 02109-1803

                   Listed New York Stock Exchange Symbol: JHI
                         John Hancock Closed-End Funds:
                                 1-800-843-0090

DEAR FELLOW SHAREHOLDERS:

During the last decade, investors have become used to seeing stock market returns averaging 15% or so each year. In the past three years, the stock market has treated us to a record run, producing annual returns in excess of 20%.

After such a long and remarkable performance, many began this year wondering what the market would do for an encore in 1998. The answer through the end of June was more of the same. But tremors from Asia have also sparked increased volatility, as corporate earnings and the U.S. economy have shown signs of slowing. What's more, a good part of the market's advance has come from just a small group of the largest companies in the major stock market indexes.

--------------------------------------------------------------------------------
[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]
--------------------------------------------------------------------------------

The move ahead has been so narrow that some observers believe that most stocks have actually been in a bear market this year. The bond market had its pockets of volatility as well, although U.S. Treasury bonds benefited from their safe-haven status.

While we don't make a practice of opining on what the market will do next, we believe that after such a long run up, it would be wise for investors to set more realistic expectations. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

In addition to adjusting, or at least re-examining, expectations, now could also be a good time to review with your investment professional how your assets are diversified, perhaps with an eye toward a more conservative approach. Stocks, especially with their outsized gains of the last three years, might have grown to represent a larger piece of your portfolio than you had originally intended, given your objectives, time horizon and risk level.

At John Hancock Funds, our goal is to help you reach your financial objectives and maintain wealth. One way we can do that is by helping you keep your feet on the ground as you pursue your dreams.

Sincerely,


/s/Edward J. Boudreau, Jr.
--------------------------
EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                     By James K. Ho, CFA, Portfolio Manager

                                  John Hancock
                                Investors Trust

           Asia's turmoil tempers ideal conditions on the home front
           ---------------------------------------------------------

During the first half of John Hancock Investors Trust's 1998 fiscal year, we witnessed some of the very same factors that influenced its performance during the final months of fiscal 1997. On the positive side, inflation was subdued, interest rates remained low, unemployment was down, corporate profitability remained high, and the general mood among consumers was upbeat.

The primary unfavorable element continued to be the economic and currency weakness in many Asian nations. The ongoing turmoil, combined with increasing political unrest in certain countries, caused bouts of price weakness among U.S. investment-grade and high-yield bonds. Investors feared that Asia's woes would eventually affect corporate earnings and credit quality stateside. Heavy new issuance amid lackluster demand placed further downward pressure on these sectors as the period progressed. Emerging-market debt around the world took the brunt of the volatility, falling in response to each new wave of concern.

"...we took a slightly more defensive approach..."

In this environment, producing solid results required extensive research and selective investing. For the six months ended June 30, 1998, John Hancock Investors Trust produced a total return of 4.20% at net asset value, including dividends reinvested at prices that were the lower of either the market median price or the net asset value price. The Fund outperformed the average open-end corporate debt A-rated fund, as tracked by Lipper Analytical Services, Inc., which produced a gain of 3.78%.

--------------------------------------------------------------------------------
[A 3 3/4" x 2 1/4" photo at bottom right of page of fund management team members. Caption below reads "Jim Ho (seated) and Fund management team members (l - r): Lester Duke, Beverly Cleathero and Seth Robbins."]
--------------------------------------------------------------------------------

                      John Hancock Funds - Investors Trust

--------------------------------------------------------------------------------
[Chart at the top of left hand column with the heading "Top Five Bond Sectors". The chart lists five sectors: 1.) U.S. Government & Agencies 30%; 2.) Banks & Financials 25%; 3.) Utilities 11%; 4.) Media 6% and 5.) Transportation 6%. A note below the chart reads "As a percentage of net assets on June 30, 1998."]
--------------------------------------------------------------------------------

Defensive orientation favored

As the semiannual period progressed, we took a slightly more defensive approach to fixed-income investing than we had in fiscal 1997. We stayed relatively neutral in terms of duration, which is a measure of sensitivity to interest-rate changes, by keeping the Fund's average duration in line with its competitors and benchmark, the Lehman Brothers Government/Corporate Bond Index.

On the corporate bond side - both investment-grade and high-yield - we upgraded our credit exposure whenever possible, and selectively took advantage of price weakness to either increase the Fund's exposure to certain issues or establish new positions. For the most part, we favored bonds in sectors that stand to perform well regardless of economic swings, such as utilities, media, telecommunications, and healthcare. Merger and acquisition activity, deregulation, and consolidation have been the catalysts of change and opportunity in these industries. Several issues that contributed significantly to performance included Time Warner, TCI Communications - the recent beneficiary of a merger with AT&T - Nextel Communica-tions, News America Holdings, Integrated Health Services, Cleveland Electric Illuminating Co. and Niagara Mohawk Power Corp.

We've also lightened up on capital goods and cyclical credits, maintaining very little exposure to paper, steel, oil and gas issues. As the period progressed, we slightly increased our emphasis on high-quality asset-backed securities, such as home equity loans, which have performed well. Our focus in mortgage-backed securities was on discount coupon mortgages - those whose coupons are below current market rates - as they tend to be relatively insulated from price swings in a declining rate environment.

"We've also lightened up on capital goods and cyclical credits..."

Yield curve positioning - ahead of the market

It is often said that the best defense is a good offense - an adage that we believe might well apply to yield curve strategies. The yield curve is a widely followed graph illustrating the difference between short-term and long-term interest rates. Throughout the period, we maintained a "bullet" position, emphasizing intermediate-term government securities in the middle of the maturity curve. Such a structure historically works well when the difference between short- and long-term Treasuries widens, an occurrence known as a steepening yield curve.

Our positioning appeared to have been a bit premature. The yield curve has continued to flatten, with the difference in yields between two-year Treasury securities and 30-year issues a mere one-sixteenth of a percentage point at period's end. However, we are holding steady with this approach because we believe the difficulties in Asia may well create a drag on

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Niagara Mohawk followed by an up arrow with the phrase "Improving fundamentals." The second listing is Connecticut Light & Power followed by an up arrow with the phrase "Reopening of plants." The third listing is Zilog followed by a down arrow with the phrase "Semiconductors hurt by Asian crisis." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

                      John Hancock Funds - Investors Trust

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with the heading "Fund Performance". Under the heading is a note that reads "For the six months ended June 30, 1998". The chart is scaled in increments of 1% with 0% at the bottom and 5% at the top. The first bar represents the 4.20% total return for John Hancock Investors Trust. The second bar represents the 3.78% total return for the average open-end corporate debt A-rated fund. A note below the chart reads "The total return for John Hancock Investors Trust is at net asset value with all distributions reinvested at prices that are the lower of either the market median price or the net asset value price. The average open-end corporate debt A-rated fund is tracked by Lipper Analytical Services, Inc.]
--------------------------------------------------------------------------------

the U.S. economy later this year. And as a result, the Federal Reserve Board may be prompted to cut the federal funds rate in an effort to stimulate economic growth. In this case, the yield curve would begin to steepen.

Knowing what to own and avoid Exhaustive research has always played a vital role in our investment decisions and never more so than this past year. As the fundamentals of many domestic and foreign corporate bonds came into question on the heels of Asia's crises, knowing what to own, sell, and avoid helped the Fund's performance. For example, when several Japanese banks came to market a few months ago issuing attractively priced, high-yielding securities that carried an investment-grade rating, many fund managers, including ourselves, found the issues too compelling to ignore. However, we soon determined that the risk was not worth the potential reward and sold our stake - a timely maneuver since the bonds have dropped considerably in price since.

"...we are upbeat about the prospects for fixed-income securities."

To date, we have continued to avoid most Asian debt, believing the investment environment remains murky. However, we are monitoring events in the Far East closely to determine when, and if, there is a right time to reallocate assets to that region. Our small investment in Latin American bonds has come under pressure recently along with most emerging-market debt, yet we believe the securities are well positioned to fully recover.

Optimism prevails
As we enter the second half of fiscal 1998, we are upbeat about the prospects for fixed-income securities. The U.S. dollar's continuing strength, positive developments on the U.S. budget front, and pressure from Asia's economic fallout should help keep inflation in check and interest rates low. The wild card, of course, remains the emerging markets and how their performance might influence that of domestic investment-grade corporate and high-yield bonds. Clearly, current investment conditions present the opportunity to capture value for those willing to do their homework.

This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

                              FINANCIAL STATEMENTS

                      John Hancock Funds - Investors Trust

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on June 30, 1998. You'll also find the net asset value per share as of that date.

Statement of Assets and Liabilities
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
Assets:
Investments at value - Note C:
Publicly traded bonds and direct
placement security (cost - $155,566,666)..............             $163,210,266
Preferred stocks and warrants
(cost - $2,603,651)...................................                2,639,260
Joint repurchase agreement (cost - $3,536,000)........                3,536,000
Corporate savings account ............................                      343
                                                                   ------------
                                                                    169,385,869
                                                                   ------------
Receivable for investments sold ......................                2,772,620
Interest receivable ..................................                2,883,860
Dividend receivable ..................................                   26,222
Receivable for futures variation
margin - Note A ......................................                      281
Other assets .........................................                    9,897
                                                                   ------------
                             Total Assets ............              175,078,749
                             --------------------------------------------------

Liabilities:
Payable for investments purchased ....................                5,654,481
Dividend payable .....................................                  353,081
Payable to John Hancock Advisers, Inc.
and affiliates - Note B ..............................                  390,022
Accounts payable and accrued expenses ................                   74,214
                                                                   ------------
                             Total Liabilities .......                6,471,798
                             --------------------------------------------------
Net Assets:
Capital paid-in ......................................              161,546,703
Accumulated net realized loss
on investments and financial
futures contracts ....................................                 (656,299)
Net unrealized appreciation of investments and
financial futures contracts ..........................                7,682,502
Undistributed net investment income ..................                   34,045
                                                                   ------------
                             Net Assets ............               $168,606,951
                             --------------------------------------------------
Net Asset Value Per Share:
(Based on 7,734,328 shares of beneficial
interest outstanding - 20 million shares
authorized with no par value) ........................                   $21.80
===============================================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended June 30, 1998 (Unaudited)
-------------------------------------------------------------------------------
Investment Income:
Interest .............................................               $6,601,535
Dividends ............................................                   64,206
                                                                   ------------
                                                                      6,665,741
                                                                   ------------
Expenses:
Investment management fee - Note B ...................                  517,540
Transfer agent fee - Note B ..........................                   48,713
Custodian fee ........................................                   34,646
Printing .............................................                   28,771
Auditing fee .........................................                   16,938
Financial services fee - Note B ......................                   15,677
New York Stock Exchange fee ..........................                    7,456
Trustees' fees .......................................                    4,779
Miscellaneous ........................................                    2,823
Legal fees ...........................................                    1,196
                                                                   ------------
                             Total Expenses ..........                  678,539
                             --------------------------------------------------
                             Net Investment Income ...                5,987,202
                             --------------------------------------------------

Realized and Unrealized Gain on Investments and
Financial Futures Contracts:
Net realized gain on investments sold ................                  378,384
Net realized gain on financial futures contracts .....                    3,110
Change in net unrealized appreciation/depreciation
of investments .......................................                  430,547
Change in net unrealized appreciation/
depreciation of financial futures contracts ..........                    2,117
                                                                   ------------
                             Net Realized and
                             Unrealized Gain on
                             Investments and
                             Financial Futures
                             Contracts ...............                  814,158
                             --------------------------------------------------
                             Net Increase in Net
                             Assets Resulting from
                             Operations ..............               $6,801,360
                             ==================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                      John Hancock Funds - Investors Trust

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                       YEAR ENDED       SIX MONTHS ENDED
                                                       DECEMBER 31,      JUNE 30, 1998
                                                          1997            (UNAUDITED)
                                                       ------------       -----------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income ................................  $12,239,004       $5,987,202
Net realized gain on investments sold
and financial futures contracts ......................      550,081          381,494
Change in net unrealized appreciation/
depreciation of investments and
financial futures contracts ..........................    3,078,641          432,664
                                                       ------------     ------------
Net Increase in Net Assets Resulting
from Operations ......................................   15,867,726        6,801,360
                                                       ------------     ------------
Distributions to Shareholders:
Dividends from net investment income
($1.5900 and $0.7775 per share,
respectively) ........................................  (12,196,800)      (6,006,479)
                                                       ------------     ------------
From Fund Share Transactions - Net: *
Market value of shares issued in
reinvestment of distributions ........................    1,164,073          754,090
                                                       ------------     ------------
Net Assets:
Beginning of period ..................................  162,222,981      167,057,980
                                                       ------------     ------------
End of period (including undistributed
net investment income of $53,322 and
$34,045, respectively) ............................... $167,057,980     $168,606,951
                                                       ============     ============

* Analysis of Fund Share Transactions:
Shares outstanding, beginning of period ..............    7,642,129        7,699,521
Shares issued to shareholders in
reinvestment of distributions ........................       57,392           34,807
                                                       ============     ============
Shares outstanding, end of period ....................    7,699,521        7,734,328

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase due to reinvestment in the Fund. The footnote illustrates the number of Fund shares outstanding at the beginning of the period, reinvested and outstanding at the end of the period, for the last two periods.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                      John Hancock Funds - Investors Trust

Financial Highlights
Selected data for a share of beneficial  interest  outstanding  throughout  each period  indicated,  investment  returns,  key ratios and  supplemental  data are listed as follows:
--------------------------------------------------------------------------------

                                                                  YEAR ENDED DECEMBER 31,                 SIX MONTHS ENDED
                                                --------------------------------------------------------    JUNE 30, 1998
                                                  1993        1994        1995        1996        1997       (UNAUDITED)
                                                --------    --------    --------    --------    --------     ----------
Per Share Operating Performance
Net Asset Value, Beginning of Period.....         $21.62      $22.15      $19.78      $21.95      $21.23        $21.70
                                                 --------    --------    --------    --------    --------      --------
Net Investment Income ...................           1.76        1.68        1.68        1.63        1.59          0.78
Net Realized and Unrealized Gain (Loss)
on Investments and Financial Futures
Contracts ...............................           1.07       (2.34)       2.17       (0.72)       0.47          0.10
                                                 --------    --------    --------    --------    --------      --------
Total from Investment Operations ........           2.83       (0.66)       3.85        0.91        2.06          0.88
                                                --------    --------    --------    --------    --------      --------
Less Distributions:
Dividends from Net Investment Income.....          (1.76)      (1.68)      (1.68)      (1.63)      (1.59)        (0.78)
Distributions from Net Realized
Gain on Investments Sold and Financial
Futures Contracts .......................          (0.49)      (0.03)         -           -           -             -
Temporary Overdistribution ..............          (0.05)         -           -           -           -             -
                                                --------    --------    --------    --------    --------      --------
Total Distributions .....................          (2.30)      (1.71)      (1.68)      (1.63)      (1.59)        (0.78)
                                                --------    --------    --------    --------    --------      --------
Net Asset Value, End of Period                    $22.15      $19.78      $21.95      $21.23      $21.70        $21.80
                                                ========    ========    ========    ========    ========      ========
Per Share Market Value, End of Period....        $22.375     $17.875     $20.500     $19.500     $22.063       $20.500
Total Investment Return at Market Value..          5.35%     (12.92%)     24.33%       3.13%      22.12%        (3.63%)(1)
Ratios and Supplemental Data
Net Assets,  End of Period (000s omitted).      $163,709    $147,916    $165,974    $162,223    $167,058      $168,607
Ratio of Expenses to Average Net Assets ..         0.85%       0.88%       0.85%       0.85%       0.84%         0.81%(2)
Ratio of Net Investment  Income
to Average Net Assets ....................         7.78%       8.11%       7.93%       7.65%       7.44%         7.14%(2)
Portfolio Turnover Rate ..................           99%         82%        102%        118%        141%          123%

(1) Not annualized.
(2) Annualized.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. It also shows the total investment return for each period based on the market value of Fund shares. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       8

                      John Hancock Funds - Investors Trust

Schedule of Investments
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by Investors Trust on June 30, 1998. It's divided into two main categories: publicly traded bonds and direct placement security, and short-term investments. The securities are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.



                                                                                            PAR VALUE
                                                                     INTEREST     CREDIT      (000s        MARKET
ISSUER, DESCRIPTION                                                    RATE       RATING*    OMITTED)      VALUE
-------------------                                                    ----       -------    --------      -----
PUBLICLY TRADED BONDS AND DIRECT
PLACEMENT SECURITY
Aerospace (0.43%)
Jet Equipment Trust,
Equipment Trust Cert Ser 95B2 08-15-14 (R)..................           10.910%       BBB-       $550    $721,160
                                                                                                     -----------
Automobile/Trucks (0.74%)
ERAC US Finance Co.,
Note 02-15-05 (R) ..........................................            6.625        BBB         690     683,661
Ford Motor Co.,
Deb 11-15-25 ...............................................            7.125        A           365     388,462
         Bond 02-15-28 .....................................            6.625        A1          180     180,149
                                                                                                     -----------
                                                                                                       1,252,272
                                                                                                     -----------
Banks (12.17%)
Abbey National First Capital, B.V.,
Sub Note (United Kingdom) 10-15-04, (Y) ....................            8.200        AA-       1,000   1,101,080
ABN-Amro Bank N.V.- Chicago Branch,
Gtd Sub Deb (Netherlands) 05-31-05, (Y) ....................            7.250        AA-         500     525,285
African Development Bank,
Sub Note (Supra National) 12-15-03, (Y) ....................            9.750        AA-       1,000   1,174,990
Banc One Corp.,
Sub Deb 10-15-26 ...........................................            7.625        A+          355     395,243
Bank of New York,
Cap Security 12-01-26 (R) ..................................            7.780        A-          570     608,931
BankBoston NA,
Sub Note 03-25-08 ..........................................            6.375        A2          510     509,740
Barclays North American Capital Corp.,
Gtd Cap Note 05-15-21 ......................................            9.750        AA-         900   1,006,830
International Bank For Reconstruction and Development,
30 Yr Bond (Supranational) 10-15-16, (Y) ...................            8.625        Aaa       3,800   4,894,590
Fleet Financial Group, Inc.,
Note 05-15-08 ..............................................            6.375        A-          470     474,724
Landeskreditbank Baden-DWuerttemberg,
Sub Note (Germany) 02-01-23, (Y) ...........................            7.625        AAA       1,300   1,509,079
National Westminster Bank PLC - New York Branch,
Sub Note 05-01-01 ..........................................            9.450        AA-       1,200   1,302,612
NB Capital Trust IV,
Gtd Cap Security 04-15-27 ..................................            8.250        A-          735     820,885

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       9

                              FINANCIAL STATEMENTS
                      John Hancock Funds - Investors Trust


                                                                                            PAR VALUE
                                                                     INTEREST     CREDIT      (000s        MARKET
ISSUER, DESCRIPTION                                                    RATE       RATING*    OMITTED)      VALUE
-------------------                                                    ----       -------    --------      -----
Banks (continued)
Scotland International Finance No. 2 B.V.,
Gtd Sub Note (United Kingdom) 01-27-04 (R), (Y).............            8.800%       A        $2,000  $2,252,420
         Gtd Sub Note (Netherlands) 11-01-06 (R), (Y).......            8.850        A+          750     870,870
Security Pacific Corp.,
Sub Note 11-15-00 ..........................................           11.500        A         1,000   1,118,960
         Medium Term Sub Note 05-09-01 .....................           10.360        A1        1,750   1,949,868
                                                                                                     -----------
                                                                                                      20,516,107
                                                                                                     -----------
Building (0.17%)
M.D.C. Holdings, Inc.,
Sr Note 02-01-08 ...........................................            8.375        BB-         290     290,000
                                                                                                     -----------
Containers (0.23%)
Stone Container Corp.,
Unit 04-01-02 ..............................................           12.250        B-          375     382,500
                                                                                                     -----------
Cosmetics & Personal Care (0.64%)
Global Health Sciences, Inc.,
Sr Note 05-01-08 (R) .......................................           11.000        B+          280     276,500
Johnson & Johnson,
Deb 11-15-23 ...............................................            6.730        AAA         750     800,025
                                                                                                     -----------
                                                                                                       1,076,525
                                                                                                     -----------
Electronics (0.17%)
Zilog, Inc.,
Sr Sec Note 03-01-05 (R) ...................................            9.500        B          390      284,700
                                                                                                     -----------
Energy (1.06%)
AES Corp.,
Sr Sub Note 07-15-06 .......................................           10.250        B+         670      728,625
         Sr Sub Note 08-15-07 ..............................            8.375        B+         390      393,900
CalEnergy Company, Inc.,
Sr Note 09-15-06 ...........................................            9.500        BB+        435      472,310
P & L Coal Holdings Corp.,
Sr Sub Note 05-15-08 (R) ...................................            9.625        B          180      184,950
                                                                                                     -----------
                                                                                                       1,779,785
                                                                                                     -----------
Finance (3.15%)
CIT Group Holdings, Inc.,
Deb 03-15-01 ...............................................            9.250        A        1,000    1,080,190
Constitution Capital Trust I,
Gtd Cap Security 04-15-27 (R) ..............................            9.150        BBB        400      450,064
DR Investments,
Sr Note 05-15-07 (R) .......................................            7.450        A-         450      477,333
Merrill Lynch Mortgage Investors, Inc.,
Sub Bond Ser 1992-B Class B 04-15-12 .......................            8.500        Aaa        322      330,222
Midland American Capital Corp.,
Gtd Deb 11-15-03 ...........................................           12.750        A        1,650    1,688,280
Niantic Bay Fuel Trust,
Bond 06-04-03 (R) ..........................................            8.590        NR         265       67,271

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       10

                              FINANCIAL STATEMENTS
                      John Hancock Funds - Investors Trust


                                                                                             PAR VALUE
                                                                     INTEREST     CREDIT      (000s        MARKET
ISSUER, DESCRIPTION                                                    RATE       RATING*    OMITTED)      VALUE
-------------------                                                    ----       -------    --------      -----
Finance (continued)
United Companies Financial Corp.,
Sr Note 01-15-04 ...........................................            7.700%       BB+        $575    $569,037
Yanacocha Receivables Master Trust,
Pass Thru Cert Ser 1997-A (Peru)
06-15-04 (R), (Y) ..........................................            8.400        BBB-        466     453,401
                                                                                                     -----------
                                                                                                       5,315,798
                                                                                                     -----------
Funeral Services & Related (0.43%)
Loewen Group International, Inc.,
Gtd Sr Note Ser 4 10-15-03 .................................            8.250        BB+         710     727,750
                                                                                                     -----------
Glass Products (0.20%)
Vicap S.A. de C.V.,
Gtd Sr Note (Mexico) 05-15-07 (R), (Y) .....................           11.375        B+          325     333,125
                                                                                                     -----------
Government -D Foreign (2.20%)
Federative Republic of Brazil,
Global Bond (Brazil) 04-07-08, (Y) .........................            9.375        BB-         375     333,281
Nova Scotia, Province of,
Deb (Canada) 04-01-22, (Y) .................................            8.750        A-          750     966,300
Ontario, Province of,
Bond (Canada) 06-04-02, (Y) ................................            7.750        AA-         500     530,955
Panama, Republic of,
Note (Panama) 02-13-02 (R), (Y).............................            7.875        BB+         720     705,600
Quebec, Province of,
Deb (Canada) 10-01-13, (Y) .................................           13.000        A+          500     531,470
Saskatchewan, Province of,
Bond (Canada) 12-15-20, (Y).................................            9.375        A           480     654,216
                                                                                                     -----------
                                                                                                       3,721,822
                                                                                                     -----------
Government - U.S. (21.53%)
United States Treasury,
Bond 08-15-17 ..............................................            8.875        Aaa       3,801   5,181,827
Bond 05-15-18 ..............................................            9.125        Aaa       3,250   4,549,480
Bond 02-15-23 ..............................................            7.125        Aaa       5,311   6,282,754
Note 05-15-01 ..............................................            8.000        Aaa         945   1,006,132
Note 05-15-02 ..............................................            7.500        Aaa       5,159   5,505,633
Note 08-15-03 ..............................................            5.750        Aaa       3,355   3,390,630
Note 02-15-05 ..............................................            7.500        Aaa       4,489   4,968,739
Note 07-15-06 ..............................................            7.000        Aaa       4,954   5,409,917
                                                                                                     -----------
                                                                                                      36,295,112
                                                                                                     -----------
Government - U.S. Agencies (7.99%)
Federal Home Loan Mortgage Corp.,
20 Yr Pass Thru Ctf 01-01-16 ...............................           11.250        AAA         389     435,697
Federal National Mortgage Assn.,
15 Yr SF Pass Thru Ctf 01-25-05.............................            8.000        AAA       1,000   1,032,500
15 Yr SF Pass Thru Ctf 02-01-08.............................            7.500        AAA         378     388,850
15 Yr SF Pass Thru Ctf 06-01-10 +...........................            7.000        AAA         955     972,305
15 Yr SF Pass Thru Ctf  02-15-11 + .........................            6.500        AAA       1,245   1,251,997
30 Yr SF Pass Thru Ctf 10-01-23 ............................            7.000        AAA         683     693,152

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       11

                              FINANCIAL STATEMENTS

                      John Hancock Funds - Investors Trust

                                                                                            PAR VALUE
                                                                     INTEREST     CREDIT      (000s        MARKET
ISSUER, DESCRIPTION                                                    RATE       RATING*    OMITTED)      VALUE
-------------------                                                    ----       -------    --------      -----
Government -D U.S. Agencies (continued)
Federal National Mortgage Assn. (continued),
30 Yr Pass Thru Ctf 03-01-24 + .............................            6.500%       AAA        $285    $283,840
Pass Thru Ctf Ser 1997-M8 Class A-1 01-25-22................            6.940        AAA         367     381,327
Government National Mortgage Assn.,
30 Yr SF Pass Thru Ctf 11-15-19 to 02-15-25 ................            9.500        AAA         772     832,844
30 Yr SF Pass Thru Ctf 11-15-20 ............................           10.000        AAA         182     200,536
30 Yr SF Pass Thru Ctf 04-15-21 ............................            9.000        AAA         370     398,110
30 Yr SF Pass Thru Ctf 03-15-24 to 02-15-26 + ..............            7.500        AAA       2,717   2,792,690
30 Yr Pass Thru Ctf 08-01-24 + .............................            7.000        AAA         715     726,390
30 Yr SF Pass Thru Ctf 01-15-27 to 08-15-27 ................            8.000        AAA         300     311,161
Tennessee Valley Authority,
Power Bonds 1989 Ser G 11-15-29 ............................            8.625        AAA       2,500   2,763,200
                                                                                                     -----------
                                                                                                      13,464,599
                                                                                                     -----------
Household (0.23%)
WestPoint Stevens, Inc.,
Sr Note 06-15-05 (R) .......................................            7.875        BB          385     387,888
                                                                                                     -----------
Insurance (4.78%)
Conseco, Inc.,
Note 06-15-05 ..............................................            6.800        BBB         485     485,810
Equitable Life Assurance
Society of the United States,
Surplus Note 12-01-05 (R) ..................................            6.950        A           550     570,972
Fairfax Financial Holdings Ltd.,
Note (Canada) 04-15-26, (Y).................................            8.300        BBB+        670     760,303
Liberty Mutual Insurance Co.,
Surplus Note 05-04-07 (R)...................................            8.200        A+        1,050   1,184,411
Surplus Note 10-15-26 (R) ..................................            7.875        A2          415     468,373
Massachusetts Mutual Life Insurance Co.,
Surplus Note 11-15-23 (R)  .................................            7.625        AA        1,100   1,247,323
NAC Re Corp.,
Note 06-15-99 ..............................................            8.000        A-          355     360,982
New York Life Insurance Co.,
Surplus Note 12-15-23 (R) ..................................            7.500        AA-       1,500   1,567,215
Sun Canada Financial Co.,
Gtd Sub Note 12-15-07 (R)...................................            6.625        AA          725     750,738
URC Holdings Corp.,
Sr Note 06-20-06 (R) .......................................            7.875        A-          615     663,278
                                                                                                     -----------
                                                                                                       8,059,405
                                                                                                     -----------
Leisure (1.12%)
Mohegan Tribal Gaming Authority,
Sr Sec Note Ser B 11-15-02 .................................           13.500        BB+         150     190,875
Showboat Marina Casino
Partnership/Finance Corp.,
1st Mtg Note Ser B 03-15-03 ................................           13.500        BB-         500     585,000
Sun International Hotels Ltd.,
Gtd Sr Sub Note 03-15-07 ...................................            9.000        B+          225     235,688
Gtd Sr Sub Note (Bahamas) 12-15-07, (Y) ....................            8.625        B+          250     257,500

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       12

                              FINANCIAL STATEMENTS

                      John Hancock Funds - Investors Trust

                                                                                            PAR VALUE
                                                                     INTEREST     CREDIT      (000s        MARKET
ISSUER, DESCRIPTION                                                    RATE       RATING*    OMITTED)      VALUE
-------------------                                                    ----       -------    --------      -----
Leisure (continued)
Trump Hotels & Casino Resorts
Funding, Inc./Holdings, L.P.,
Sr Note 06-15-05 ...........................................           15.500%       B-         $550    $618,750
                                                                                                     -----------
                                                                                                       1,887,813
                                                                                                     -----------
Media (6.08%)
Adelphia Communications Corp.,
Sr Note 07-15-02 (R) .......................................            8.125        B           230     228,705
Sr Note Ser B 10-01-02 .....................................            9.250        B2          525     543,375
Century Communications
Corp., Sr Note 08-15-00 ....................................            9.500        BB-         275     287,375
Clear Channel Communications, Inc.,
Deb 10-15-27 ...............................................            7.250        BBB-        680     700,611
Comcast Corp.,
Sr Sub Deb 07-15-12 ........................................           10.625        BB+         585     754,650
Continental Cablevision, Inc.,
Sr Sub Deb 06-01-07 ........................................           11.000        BBB-      1,210   1,321,066
Cumulus Media, Inc.,
Sr Sub Note 07-01-08 .......................................           10.375        CCC+        200     202,750
Garden State Newspapers, Inc.,
Sr Sub Note 10-01-09 .......................................            8.750        B+          265     268,975
Le Groupe Videotron Ltee,
Sr Note (Canada) 02-15-05, (Y) .............................           10.625        BBB-        515     565,604
News America Holdings, Inc.,
Gtd Sr Deb 08-10-18 ........................................            8.250        BBB-        507     572,038
OpTel, Inc.,
Sr Note 07-01-02 (R) ++ ....................................           11.500        B-          185     185,000
Rogers Cablesystems Ltd.,
Sr Sec Second Priority Note (Canada) 08-01-02, (Y)..........            9.625        BB+         290     310,300
         Sr Note Ser B (Canada) 03-15-05, (Y)...............           10.000        BB+         800     888,000
SFX Broadcasting, Inc.,
Sr Sub Note Ser B 05-15-06 .................................           10.750        B-          310     341,775
TeleWest Communications PLC,
Sr Deb (United Kingdom) 10-01-06, (Y) ......................            9.625        B+          365     385,075
Time Warner, Inc.,
Deb 01-15-13 ...............................................            9.125        BBB-        520     632,866
TKR Cable I, Inc.,
Sr Deb 10-30-07 ............................................           10.500        BBB-      1,875   2,062,838
                                                                                                     -----------
                                                                                                      10,251,003
                                                                                                     -----------
Medical (2.11%)
Dynacare, Inc.,
Sr Note (Canada) 01-15-06, (Y) .............................           10.750        B+          260     274,950
Fresenius Medical Care Capital Trust II,
Gtd Trust Preferred Security 02-01-08 (R)...................            7.875        B+          390     386,100
Integrated Health Services, Inc.,
Sr Sub Note 01-15-08 .......................................            9.250        B-          478     496,523
PharMerica, Inc.,
Sr Sub Note 04-01-08 (R) ...................................            8.375        B           170     170,850

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       13

                              FINANCIAL STATEMENTS

                      John Hancock Funds - Investors Trust

                                                                                            PAR VALUE
                                                                     INTEREST     CREDIT      (000s        MARKET
ISSUER, DESCRIPTION                                                    RATE       RATING*    OMITTED)      VALUE
-------------------                                                    ----       -------    --------      -----
Medical (continued)
Physician Sales & Service, Inc.,
Gtd Sr Sub Note 10-01-07 ...................................            8.500%       B          $268    $276,040
Quest Diagnostics, Inc.,
Sr Sub Note 12-15-06 .......................................           10.750        B+          340     379,950
Sola International, Inc.,
Note 03-15-08 ..............................................            6.875        BBB-        410     409,754
Tenet Healthcare Corp.,
Sr Sub Note 01-15-07 .......................................            8.625        BB-         390     399,750
Sr Sub Note 12-01-08 (R) ...................................            8.125        BB-         230     230,288
Vencor, Inc.,
Sr Sub Note 05-01-05 (R) ...................................            9.875        B-          200     195,500
Watson Pharmaceuticals, Inc.,
Sr Note 05-15-08 ...........................................            7.125        BBB-        335     339,606
                                                                                                     -----------
                                                                                                       3,559,311
                                                                                                     -----------
Metals (0.15%)
Freeport-McMoRan Copper & Gold, Inc.,
Sr Note 11-15-26 ...........................................            7.200        CCC+        325     261,424
                                                                                                     -----------
Mortgage Banking (3.84%)
ContiFinancial Corp.,
Sr Note 03-15-02 ...........................................            7.500        BB+         475     476,615
ContiMortgage Home Equity Loan Trust,
Pass Thru Ctf Ser 1995-2 Class A-5 08-15-25 ................            8.100        AAA         160     166,475
Countywide Home Loans , Inc.,
Mortgage Pass Thru Ctf Ser 1997-7 Cl A8 12-25-27 ...........            7.250        Aaa         914     960,382
CS First Boston Mortgage Securities Corp.,
Commercial Mtg Pass Thru Ctf Ser 1998-C1
Class A-1A 05-17-40 ........................................            6.260        AAA         645     649,938
Deutsche Mortgage & Asset Receiving Corp.,
Commercial Mtg Pass-Through Ctf Ser
1998-C1 Class C 03-15-08 ...................................            6.861        A2          400     408,625
FirstPlus Home Loan Trust,
Pass Thru Ctf Ser 1998-4 Class A-5 01-01-01 ................            6.380        AAA         700     700,431
GMAC Commercial Mortgage Securities, Inc.,
Pass Thru Ctf Ser 1997-C2 Class A-3 11-15-07 ...............            6.566        AAA         680     696,575
IMC Home Equity Loan Trust,
Pass Thru Ctf Ser 1996-1 Class A-5 12-25-13 ................            6.290        AAA        720      721,125
Nomura Asset Securities Corp.,
Pass Thru Ctf Ser 1998-D6 Class A-1A 03-17-28 ..............            6.280        AAA         487     491,389
Salomon Brothers Mortgage Securities VII, Inc.,
Mtg Pass Thru Ctf Ser 1997-HUD2 Class A-2 7-25-24 ..........            6.750        Aaa         437     444,101
UCFC Home Equity Loan Trust,
Pass Thru Ctf Ser 1996-D1 Class A6 02-15-25 ................            7.180        AAA         730     755,094
                                                                                                     -----------
                                                                                                       6,470,750
                                                                                                     -----------
Oil & Gas (1.58%)
Camuzzi Gas Pampeana S.A.,
Bond (Argentina) 12-15-01, (Y)..............................            9.250        BBB-        390     392,925

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       14

                              FINANCIAL STATEMENTS

                      John Hancock Funds - Investors Trust

                                                                                            PAR VALUE
                                                                     INTEREST     CREDIT      (000s        MARKET
ISSUER, DESCRIPTION                                                    RATE       RATING*    OMITTED)      VALUE
-------------------                                                    ----       -------    --------      -----
Oil & Gas (continued)
Norsk Hydro ASA,
Deb (Norway) 10-01-16, (Y) .................................            7.500%       A          $690    $771,800
Petroleum Geo-Services,
Sr Note (Norway) 03-30-08, (Y)..............................            6.625        BBB         530     530,954
Union Pacific Resources Group Inc.,
Deb 05-15-28 ...............................................            7.150        BBB         425     425,055
YPF Sociedad Anonima,
Sr Note (Argentina) 03-15-03, (Y)...........................            7.250        BBB-        555     539,294
                                                                                                     -----------
                                                                                                       2,660,028
                                                                                                     -----------
Paper & Paper Products (0.65%)
Fort James Corp.,
Sr Note 09-15-02 ...........................................            6.500        BBB-        455     458,153
Repap New Brunswick,
Sr Note (Canada) 04-15-05, (Y)............................             10.625        CCC+        185     186,850
S.D. Warren Co.,
Sr Sub Note Ser B 12-15-04 .................................           12.000        B+          415     458,575
                                                                                                     -----------
                                                                                                       1,103,578
                                                                                                     -----------
Real Estate Investment Trust (0.74%)
American Health Properties, Inc.,
Note 01-15-07 ..............................................            7.500        BBB-        390     399,984
Liberty Property L.P.,
Med Term Note 06-05-02 .....................................            6.600        BBB-        340     340,340
TriNet Corporate Realty Trust, Inc.,
Note 05-15-01 ..............................................            7.300        BBB-        500     507,915
                                                                                                     -----------
                                                                                                       1,248,239
                                                                                                     -----------
Retail (1.96%)
Kroger Co. (The),
Lease Ctf 02-01-09 .........................................           12.950        BBB-      1,910   2,129,650
May Department Stores Co. (The),
Deb 06-15-18 ...............................................           10.750        A           126     133,133
Safeway, Inc.,
Deb 01-15-09 ...............................................           13.500        BBB         474     528,882
Southern Foods Group L.P.,
Sr Sub Note 09-01-07 (R) ...................................            9.875        B           495     516,038
                                                                                                     -----------
                                                                                                       3,307,703
                                                                                                     -----------
Steel (0.36%)
Bayou Steel Corp.,
1st Mtg Bond 05-15-08 (R) ..................................            9.500        B           275     272,594
IVACO, Inc.,
Sr Note (Canada) 09-15-05, (Y) .............................           11.500        B+          310     340,225
                                                                                                     -----------
                                                                                                         612,819
                                                                                                     -----------
Telecommunications (3.59%)
Compagnie De Radiocomunicaciones Moviles S.A.,
Bond (Argentina) 05-08-08 (R), (Y)..........................            9.250        Ba3          75      72,000
Esprit Telecom Group PLC,
Sr Note (United Kingdom) 06-15-08 (R), (Y) .................           10.875        B-          285     282,150

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       15

                              FINANCIAL STATEMENTS

                      John Hancock Funds - Investors Trust

                                                                                             PAR VALUE
                                                                     INTEREST     CREDIT      (000s        MARKET
ISSUER, DESCRIPTION                                                    RATE       RATING*    OMITTED)      VALUE
-------------------                                                    ----       -------    --------      -----
Telecommunications (continued)
FaciliCom International,
Sr Note 01-15-08 (R) .......................................           10.500%       NR         $330    $323,400
FLAG Ltd.,
Sr Note 01-30-08 (R) .......................................            8.250        B+          470     473,525
McLeodUSA, Inc.,
Sr Note 03-15-08 (R) .......................................            8.375        B+          392     392,980
MetroNet Communications Corp.,
Sr Note (Canada) 08-15-07, (Y) .............................           12.000        B           510     586,500
Nextel Communications, Inc.,
Sr Disc Note, Step Coupon
(9.75%, 02-15-99) 08-15-04 .................................             Zero        CCC+        930     904,425
Sr Disc Note, Step Coupon
(9.95%, 02-15-03) 02-15-08 (R) ............................              Zero        CCC+        420     267,750
NEXTLINK Communications, Inc.,
Sr Note 10-01-07 ...........................................            9.625        B           205     209,100
Sr Note 03-15-08 (R) .......................................            9.000        B           153     153,000
Paging Network, Inc.,
Sr Sub Note 10-15-08 .......................................           10.000        B           300     309,750
Qwest Communications International, Inc.,
Sr Note Ser B 04-01-07 .....................................           10.875        BB+         445     512,863
Satelites Mexicanos S.A. de C.V.,
Sr Note (Mexico) 11-01-04 (R), (Y) .........................           10.125        B-          155     151,125
TCI Communications, Inc.,
Sr Deb 08-01-15  ...........................................            8.750        BBB-        624     751,246
Teligent, Inc.,
Sr Note 12-01-07 ...........................................           11.500        CCC         387     391,838
Viatel, Inc.,
Unit (Sr Note & Preferred Stock) 04-15-08 (R) ..............           11.250        Caa1        264     276,540
                                                                                                     -----------
                                                                                                       6,058,192
                                                                                                     -----------
Textile (0.75%)
Tommy Hilfiger USA,
Gtd Note 06-01-03 ..........................................            6.500        BBB-        465     466,744
Tropical Sportswear International Corp.,
Sr Sub Note 06-15-08 (R) ...................................           11.001        B-          280     280,700
Unifi, Inc.,
Note, Ser B 02-01-08 .......................................            6.500        A-          525     519,068
                                                                                                     -----------
                                                                                                       1,266,512
                                                                                                     -----------
Tobacco (0.49%)
RJR Nabisco, Inc.,
Note 12-01-02 ..............................................            8.625        BBB-        445     459,325
Note 09-15-03 ..............................................            7.625        BBB-        365     362,901
                                                                                                     -----------
                                                                                                         822,226
                                                                                                     -----------
Transportation (5.86%)
America West Airlines,
Pass Thru Ctf Ser B 01-02-08 ...............................            6.930        A-          497     504,864
Continental Airlines,
Pass Thru Ctf Ser 96-C 10-15-13 ............................            9.500        BBB+        481     555,466

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       16

                             FINANCIAL STATEMENTS

                      John Hancock Funds - Investors Trust

                                                                                            PAR VALUE
                                                                     INTEREST     CREDIT      (000s        MARKET
ISSUER, DESCRIPTION                                                    RATE       RATING*    OMITTED)      VALUE
-------------------                                                    ----       -------    --------      -----
Transportation (continued)
Delta Air Lines, Inc.,
Equip Tr Ctf Ser A 06-01-08 ................................           10.000%       BBB      $2,000  $2,471,820
Enterprises Shipholding Corp.,
Sr Note (Greece) 05-01-08 (R), (Y)..........................            8.875        BB          260     254,800
Fine Air Services, Inc.,
Sr Note 06-01-02 (R) .......................................            9.875        B           425     415,438
Humpuss Funding Corp.,
Gtd Note (Indonesia) 12-15-09 (R), (Y) .....................            7.720        B3          492     359,460
Northwest Airlines Corp.,
Gtd Note 03-15-04 ..........................................            8.375        BB          410     422,776
Pass Thru Ctf Ser 1996-1D 01-02-15 .........................            8.970        BBB-        391     440,651
Northwest Airlines Inc.,
Pass Thru Ctf Ser 1996-1C 01-02-05 .........................           10.150        BB+         309     327,773
NWA Trust,
Sr Note Ser A 06-21-14 .....................................            9.250        A2          563     675,555
Railcar Trust No. 1992-1,
Pass Thru Ser 1992-1 Class A 06-01-04 ......................            7.750        AAA       1,379   1,452,011
Scandinavian Airlines System,
Deb (Sweden) 07-20-99, (Y) .................................            9.125        A3          700     724,500
U.S. Airways, Inc.,
Pass Thru Ctf Ser 1990-A1 03-19-05 .........................           11.200        BB          880     990,343
Wisconsin Central Transportation Corp.,
Note 04-15-08 ..............................................            6.625        BBB-        280     278,180
                                                                                                     -----------
                                                                                                       9,873,637
                                                                                                     -----------
Utilities (11.40%)
Beaver Valley Funding Corp.,
Sec Lease Oblig Bond 06-01-17 ..............................            9.000        BB-         565     646,105
British Telecom Finance, Inc.,
Gtd Deb (United Kingdom) 02-15-19, (Y) .....................            9.625        AAA       1,075   1,145,937
BVPS II Funding Corp.,
Collateralized Lease Bond 06-01-17 .........................            8.890        BB-         700     809,373
Calpine Corp.,
Sr Note 05-15-06 ...........................................           10.500        BB-         465     509,173
         Sr Note 07-15-07 ..................................            8.750        BB-         190     195,223
CE Casecnan Water & Energy Co., Inc.,
Sr Note Ser A (Philippine Islands) 11-15-05, (Y) ...........           11.450        BB          400     399,000
Cleveland Electric Illuminating Co.,
1st Mtg Ser B 05-15-05 .....................................            9.500        BB+       1,045   1,154,253
EIP Funding-PNM,
Sec Fac Bond 10-01-12 ......................................           10.250        Ba2         710     838,430
Enersis S.A.,
Note (Cayman Islands) (Chile) 12-01-16, (Y) ................            7.400        A-          295     269,550
First PV Funding Corp.,
Deb Ser 86A 01-15-14 .......................................           10.300        BB-         200     213,110
Deb Ser 86B 01-15-16 .......................................           10.150        BB-         293     312,101

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       17

                             FINANCIAL STATEMENTS

                      John Hancock Funds - Investors Trust

                                                                                            PAR VALUE
                                                                     INTEREST     CREDIT      (000s        MARKET
ISSUER, DESCRIPTION                                                    RATE       RATING*    OMITTED)      VALUE
-------------------                                                    ----       -------    --------      -----
Utilities (continued)
Fitchburg Holding Corp.,
Sec Note 01-31-03 (r) ......................................           15.750%       BBB      $1,744  $1,883,186
GTE Corp.,
Deb 11-01-20 ...............................................           10.250        A         1,500   1,679,595
Hydro-Quebec,
Gtd Deb (Canada) 02-01-03, (Y) .............................            7.375        A+          750     788,753
         Gtd Bond (Canada) 02-01-21, (Y) ...................            9.400        A+          515     684,775
         Gtd Bond (Canada) 01-15-22, (Y) ...................            8.400        A+          845   1,031,720
Iberdrola International B.V.,
Note (Spain) 10-01-02, (Y) .................................            7.500        AA-       1,000   1,046,330
Long Island Lighting Co.,
Deb 07-15-19 ...............................................            8.900        A-          380     402,709
         Deb 11-01-22 ......................................            9.000        A-          360     410,612
Midland Cogeneration Venture L.P.,
Sec Deb Ser C-91 07-23-02 ..................................           10.330        BB-         975   1,047,601
Midland Funding Corp. II,
Deb 07-23-05 ...............................................           11.750        B           300     360,882
         Deb Ser B 07-23-06 ................................           13.250        B           225     291,022
Monterrey Power S.A. de C.V.,
Sr Sec Bond (Mexico) 11-15-09 (R), (Y) .....................            9.625        BB          280     261,800
Niagara Mohawk Power Corp.,
Sr Note Sr G 10-01-08 ......................................            7.750        BB-         340     348,075
North Atlantic Energy Corp.,
1st Mtg Bond 06-01-02 ......................................            9.050        B+          545     560,200
Puget Sound Energy Capital Trust I,
Gtd Cap Security Ser B 06-01-27 ............................            8.231        Baa2        355     369,058
System Energy Resources, Inc.,
1st Mtg 08-01-01 ...........................................            7.710        BBB-        590     603,871
U.S. West Capital Funding Inc.,
Co Gtd 7-15-28 .............................................            6.875        A-          360     360,029
Waterford 3 Funding Corp.,
Sec Lease Obligation Bond 01-02-17 .........................            8.090        BBB-        575     596,010
                                                                                                     -----------
                                                                                                      19,218,483
                                                                                                     -----------
                              TOTAL PUBLICLY TRADED BONDS AND DIRECT PLACEMENT
                              SECURITY Cost $155,566,666)                                    (96.80%)163,210,266
                                                                                              ------ -----------

                                                                                           NUMBER OF
                                                                                        SHARES OR WARRANTS
                                                                                        ------------------
PREFERRED STOCKS AND WARRANT
California Federal Preferred Capital Corp., 9.125%,
Ser A, Preferred Stock .....................................                                  20,715     565,778
Connecticut Light & Power Co.,
5.30%, Ser 1993, Preferred Stock ...........................                                  21,749   1,000,454
MetroNet Communications Corp.,
Warrant (Canada) (R) .......................................                                     510      24,480
Time Warner, Inc.,
10.25%, Ser M, Preferred Stock .............................                                     944   1,048,548
                                                                                                     -----------
                                                                                                       2,639,260
                                                                                                     -----------
                              TOTAL PREFERRED STOCKS AND WARRANT
                                           (Cost $2,603,651)                                  (1.56%)  2,639,260
                                                                                              ------ -----------

                       SEE NOTES TO FINANCIAL STATEMENTS
                                       18

                             FINANCIAL STATEMENTS

                      John Hancock Funds - Investors Trust

                                                                                           PAR VALUE
                                                                      INTEREST               (000s        MARKET
ISSUER, DESCRIPTION                                                     RATE                OMITTED)      VALUE
-------------------                                                     ----                --------      -----
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (2.10%)
Investment in a joint repurchase agreement
transaction with Toronto Dominion
Securities USA, Inc. -D Dated 06-30-98,
due 07-01-98 (Secured by U. S. Treasury
Notes, 5.000% thru 9.125% due 02-15-99
thru 05-15-18)- Note A .....................................            5.750%              $3,536    $3,536,000
                                                                                                    ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.95% .........................................                                                 343
                                                                                                    ------------
                                TOTAL SHORT-TERM INVESTMENTS                                (2.10%)    3,536,343
                                                                                          --------  ------------
                                           TOTAL INVESTMENTS                              (100.46%)  169,385,869
                                                                                          --------  ------------
                           OTHER ASSETS AND LIABILITIES, NET                                (0.46%)     (778,918)
                                                                                          --------  ------------
                                            TOTAL NET ASSETS                              (100.00%) $168,606,951
                                                                                          ========  ============

(r) Direct placement securities are restricted as to resale. They have been valued in accordance with procedures approved by the Trustees after consideration of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's By-Laws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities. Additional information on these securities is as follows:


                                                                         MARKET     MARKET
                                                                       VALUE AS A   VALUE
                                                                       PERCENTAGE   AS OF
                                      ACQUISITION      ACQUISITION     OF FUND'S   JUNE 30,
                                         DATE             COST         NET ASSETS    1998
                                      -----------      -----------     ----------  -------
Fitchburg Holdings Corp., Sec. Note,
15.75%,  01-31-03                      02-10-81       $2,293,925         1.12%    $1,883,186

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $21,399,407 or 12.69% of net assets as of June 30, 1998.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

+ These securities, having an aggregate value of $3,501,775 or 2.08% of the Fund's net assets, have been purchased on a when-issued basis. The purchase price and the interest rate of such securities are fixed at trade date, although the Fund does not earn any interest on such securities until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of its when-issued commitments. Accordingly, the market values of $2,561,130 and $1,038,244 of U.S. Treasury Bond, 7.125%, 02-15-23, and U.S. Treasury Note, 7.500%, 02-15-05, have been segregated to cover the when-issued commitments.

++ This security, having an aggregate value of $185,000 or 0.11% of the Fund's net assets, has been purchased as a forward commitment; that is, the Fund has agreed on trade date to take delivery of and make payment for such security on a delayed basis subsequent to the date of this schedule. The purchase price and interest rate of such security is fixed at trade date, although the Fund does not earn any interest on such security until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of the forward commitment. Accordingly, the market value of $190,378 of U.S. Treasury Bond, 9.125%, 05-15-18, has been segregated to cover the forward commitment.

* Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.

NR = Not rated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       19

                         NOTES TO FINANCIAL STATEMENTS
                      John Hancock Funds - Investors Trust

(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES
John Hancock Investors Trust (the "Fund") is a closed-end investment management company registered under the Investment Company Act of 1940.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Effective June 1,1998, the Fund determines the net asset value of the Common Shares each business day at the close of regular trading.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $425,504 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforward is used by the Fund, no capital gain distributions will be made. The carryforward expires as follows: December 31, 2003 - $421,130 and December 31, 2004 - $4,374.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Interest income on investment securities is recorded on the accrual basis.

The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ from generally accepted accounting principles.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

DISCOUNT ON SECURITIES The Fund accretes original issue discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not

                         NOTES TO FINANCIAL STATEMENTS
                      John Hancock Funds - Investors Trust

correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures transactions.

At June 30, 1998, open positions in financial futures contracts were as follows:


                                                          UNREALIZED
EXPIRATION        OPEN CONTRACT              POSITION     APPRECIATION
----------        -------------              --------     ------------
SEP 98            1 U.S. TREASURY NOTE       LONG          $2,117
                                                          =========

At June 30, 1998, the Fund had deposited in a segregated account $30,000 par value of U.S. Treasury Bond, 7.125% due 02-15-23, to cover margin requirements on open financial futures contracts.

NOTE B -
MANAGEMENT FEE and
ADMINISTRATIVE SERVICES
Under the present investment management contract, the Fund pays a quarterly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.650% of the first $150,000,000 of the Fund's average weekly net asset value, (b) 0.375% of the next $50,000,000, (c) 0.350% of the next $100,000,000 and (d) 0.300% of the Fund's average weekly net asset value in excess of $300,000,000.

In the event normal operating expenses of the Fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceed 1.5% of the first $30,000,000 of the Fund's average weekly net asset value and 1.0% of the Fund's average weekly net asset value in excess of $30,000,000, the fee payable to the Adviser will be reduced by the extent of such excess and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses.

The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for the period was estimated to be at an annual rate of less than 0.02% of the average net assets of each Fund.

Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At June 30, 1998, the Fund's investment to cover the deferred compensation liability had unrealized appreciation of $1,176.

NOTE C -
INVESTMENT TRANSACTIONS
Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended June 30, 1998, aggregated $77,082,662 and $77,523,155, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies aggregated $124,782,943 and $123,133,877, respectively.

The cost of investments owned at June 30, 1998 (including the joint repurchase agreement) for federal income tax purposes was $161,979,974. Gross unrealized appreciation and depreciation of investments at June 30, 1998 aggregated $8,908,066 and $1,502,514, respectively, resulting in net unrealized appreciation of $7,405,552.

                      John Hancock Funds - Investors Trust

DIVIDENDS AND DISTRIBUTIONS
During 1998, dividends from net investment income totaling $0.7775 per share was paid to shareholders. The dates of payment and the amounts per share are as follows:
                                      INCOME
PAYMENT DATE                          DIVIDEND
------------                          --------
March 31, 1998                        $0.3975
June 30, 1998                         $0.3800

INVESTMENT OBJECTIVE AND POLICY
John Hancock Investors Trust is a closed-end diversified management investment company, shares of which were initially offered to the public on January 29, 1971 and are publicly traded on the New York Stock Exchange. Its primary investment objective is to generate income for distribution to its shareholders, with capital appreciation as a secondary objective. The preponderance of the Fund's assets are invested in a diversified portfolio of debt securities, some of which may carry equity features. Up to 50% of the value of the Fund's assets may be invested in restricted securities acquired through direct placement. The Fund may issue a single class of senior securities not to exceed 331/3% of the market or fair value of its net assets and may borrow from banks as a temporary measure for emergency purposes in amounts not to exceed 5% of its total assets taken at cost. Substantially all of the Fund's net investment income per year will be distributed to shareholders in quarterly payments. Net realized short-term capital gains, if any, will be distributed annually; however, net realized long-term capital gains may be retained and reinvested. All distributions are paid in cash unless the shareholder elects to participate in the Automatic Dividend Reinvestment Plan.

FINANCIAL FUTURES CONTRACTS
The Fund may buy and sell financial futures contracts and options on futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. The Fund's ability to hedge successfully will depend on the Adviser's ability to predict accurately the future direction of interest rate changes and other market factors. There is no assurance that a liquid market for futures and options will always exist. In addition, the Fund could be prevented from opening, or realizing the benefits of closing out, a futures or options position because of position limits or limits on daily price fluctuations imposed by an exchange. The Fund will not engage in transactions in futures contracts and options on futures for speculation, but only for hedging or other permissible risk management purposes. All of the Fund's futures contracts and options on futures will be traded on a U.S. commodity exchange or board of trade.

The Fund will not engage in a transaction in futures or options on futures if, immediately thereafter, the sum of initial margin deposits on existing positions and premiums paid for options on futures would exceed 5% of the Fund's total assets.

DIVIDEND REINVESTMENT PLAN
John Hancock Investors Trust offers shareholders the opportunity to elect to receive shares of the Fund's Common Shares in lieu of cash dividends. The Plan is available to all shareholders without charge.

Any shareholder of record of John Hancock Investors Trust ("Investors") may elect to participate in the Automatic Dividend Reinvestment Plan (the "Plan") and receive shares of Investors' Common Shares in lieu of all or a portion of the cash dividends.

Shareholders may join the Plan by filling out and mailing an authorization card showing an election to reinvest all or a portion of dividend payments. If received in proper form by State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209 (the "Agent Bank") not later than seven business days before the record date for a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker, bank, or nominee to participate in the Plan.

Participation  in the Plan may be  terminated  at any time by written notice to the Agent Bank and such termination will be effective immediately. However, notice of termination must be received seven days prior to the record date of any distribution to be effective for that distribution. Upon termination, certificates will be issued representing the number of full shares of Common Shares held by the Agent Bank. A shareholder will receive a cash payment for any fractional share held.

The Agent Bank will act as agent for participating shareholders. The Board of Trustees of Investors will declare dividends from net investment income payable in cash or, in the case of shareholders participating in the Plan, partially or entirely in Investors' Common Shares. The number of shares to be issued for the

                      John Hancock Funds - Investors Trust


benefit of each shareholder will be determined by dividing the amount of the cash dividend otherwise payable to such shareholder on shares included under the Plan by the per share net asset value of the Common Shares on the date for payment of the dividend, unless the net asset value per share on the payment date is less than 95% of the market price per share on that date, in which event the number of shares to be issued to a shareholder will be determined by dividing the amount of the cash dividend payable to such shareholder by 95% of the market price per share of the Common Shares on the payment date. The market price of the Common Shares on a particular date shall be the mean between the highest and lowest sales price on the New York Stock Exchange on that date. Net asset value will be determined in accordance with the established procedures of Investors. However, if as of such payment date the market price of the Common Shares is lower than such net asset value per share, the number of shares to be issued will be determined on the basis of such market price. Fractional shares, carried out to three decimal places, will be credited to your account. Such fractional shares will be entitled to future dividends.

The shares issued to participating shareholders, including fractional shares, will be held by the Agent Bank in the name of the participant. A confirmation will be sent to each shareholder promptly, normally within seven days, after the payment date of the dividend. The confirmation will show the total number of shares held by such shareholder before and after the dividend, the amount of the most recent cash dividend which the shareholder has elected to reinvest and the number of shares acquired with such dividend.

The reinvestment of dividends does not in any way relieve participating shareholders of any federal, state or local income tax which may be due with respect to such dividend. Dividends reinvested in shares will be treated on your federal income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for shares of the Fund on the New York Stock Exchange as of the dividend payment date. Distributions from the Fund's long-term capital gains will be processed as noted above for those electing to reinvest in shares and will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the information you will require for determining the cost basis of shares acquired and should be retained for that purpose. At year end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year.

All correspondence or additional information concerning the plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209, (telephone 1-800-426-5523).

YEAR 2000 COMPLIANCE
The Adviser and the Fund's service providers are taking steps to address any year 2000-related computer problems. However, there is some risk that these problems could disrupt the Fund's operations or financial markets generally.

SHAREHOLDER MEETING
On April 16, 1998, the Annual Meeting of John Hancock Investors Trust was held. The Shareholders elected the following Trustees with the votes as indicated:

NAME OF TRUSTEE             FOR          WITHHELD
---------------             ---          --------

Dennis S. Aronowitz       6,252,573       119,750
Edward J. Boudreau, Jr.   6,253,277       119,046
Richard P. Chapman,  Jr.  6,260,077       112,246
William J. Cosgrove       6,254,319       118,004
Douglas M. Costle         6,244,497       127,826
Leland O. Erdahl          6,242,482       129,841
Richard A. Farrell        6,258,947       113,376
Gail D. Fosler            6,257,837       114,486
William F. Glavin         6,247,175       125,148
Anne C. Hodsdon           6,254,736       117,587
Dr. John A. Moore         6,251,536       120,787
Patti McGill Peterson     6,247,772       124,551
John W. Pratt             6,247,782       124,541
Richard S. Scipione       6,249,468       122,855
Edward J. Spellman        6,258,883       113,440

The Shareholders also ratified the Trustees' Selection of Ernst & Young LLP as auditors for the fiscal year ending December 31, 1998, with the votes tabulated as follows: 6,269,201 FOR, 31,413 AGAINST and 71,709 ABSTAINING.

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